UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 5, 2014

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2014 and effective immediately, the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”). In addition to incorporating all prior amendments, the Second Amended and Restated Bylaws include the addition of a new Section 6.9, a forum selection provision which provides that, unless the Company consents in writing to the selection of an alternative forum, a state or Federal court located within the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (d) any action asserting a claim governed by the internal affairs doctrine, subject, however, in each case to the court having personal jurisdiction over the indispensable parties named as defendants therein. Section 6.9 also provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of such Bylaw.

The foregoing description of this amendment and the Second Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Second Amended and Restated Bylaws, filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2014, the Company held its annual meeting of stockholders. The matters that were submitted to a vote of stockholders and the related results are as follows:*

1. The following directors were elected to one-year terms that expire in 2015:

•	Charles B. Lebovitz (142,658,349 votes for, 1,270,290 votes withheld, 15,897,943 broker non-votes and no abstentions),

•	Stephen D. Lebovitz (142,893,139 votes for, 1,035,500 votes withheld, 15,897,943 broker non-votes and no abstentions),

•	Gary L. Bryenton (141,159,140 votes for, 2,769,498 votes withheld, 15,897,943 broker non-votes and no abstentions),

•	A. Larry Chapman (143,724,093 votes for, 204,545 votes withheld, 15,897,943 broker non-votes and no abstentions),

•	Thomas J. DeRosa (133,270,127 votes for, 10,658,511 votes withheld, 15,897,943 broker non-votes and no abstentions),

•	Matthew S. Dominski (133,224,797 votes for, 10,703,841 votes withheld, 15,897,943 broker non-votes and no abstentions),

•	Gary J. Nay (134,039,390 votes for, 9,889,248 votes withheld, 15,897,943 broker non-votes and no abstentions), and

•	Kathleen M. Nelson (143,633,490 votes for, 295,149 votes withheld, 15,897,943 broker non-votes and no abstentions).

2.
Deloitte & Touche, LLP was ratified as the Company’s independent registered public accountants for its fiscal year ending December 31, 2014 (156,008,740 votes for, 3,735,781 votes against, 82,060 abstentions and no broker non-votes).

3.
The advisory vote on the Company’s executive compensation program for its named executive officers, as disclosed in the Company’s proxy statement for the 2014 annual meeting, was not approved (42,756,834 votes for, 100,960,966 votes against, 210,839 abstentions and 15,897,943 broker non-votes). The Company’s Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

* Total votes cast for each nominee or matter, as well as broker non-votes, may vary due to the rounding of fractional shares included in the totals.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
3.3	CBL & Associates Properties, Inc. Second Amended and Restated Bylaws, effective as of May 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

Date: May 9, 2014